Exhibit 10.3

EXECUTION COPY

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (the “Agreement”) is dated as of May 7, 2026, and is by DOLPHIN ENTERTAINMENT, INC., a Florida corporation (“Pledgor”), in favor of FVP SERVICING, LLC, in its capacity as administrative agent for the Lenders under the Loan Agreement (as defined below) (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such term in the Loan Agreement.

BACKGROUND

1.Pledgor is the owner of the number of the Equity Interests listed next to its name on Schedule A in SHORE FIRE MEDIA, LTD., a New York corporation, and THE DOOR MARKETING GROUP, LLC, a New York limited liability company (each, a “Pledged Entity” and, together, “Pledged Entities”).

2.Contemporaneously with the execution of this Agreement, the Pledged Entities, as borrowers (each, a “Borrower” and, together, “Borrowers”), are entering into a Loan Agreement (as amended, modified, supplemented, extended, restated or renewed from time to time, the “Loan Agreement”) with Administrative Agent and the lenders party thereto (collectively, the “Lenders”), pursuant to which, among other things, the Lenders have agreed to make one or more term loans to Borrowers in the aggregate original principal amount of up to $5,000,000 (the “Loan”).

3.As a condition to entering into the Loan Agreement, Administrative Agent requires that Pledgor pledge and grant a security interest in favor of Administrative Agent, for the benefit of itself and the Lenders, in all of Pledgor’s right, title and interest in and to all Equity Interests in each Pledged Entity to secure, inter alia, the repayment of the Loan and the due and prompt payment and performance of all other Obligations (as hereinafter defined) under the Loan Documents.

4.Pledgor will derive substantial direct and indirect benefits from the making of the Loan by the Lenders to Borrower and the consummation of the transactions contemplated by the Loan Agreement, and is willing to execute and deliver this Agreement to induce Administrative Agent to enter into the Loan Agreement.

NOW THEREFORE, the parties agree as follows:

AGREEMENT

1.Definitions. As used in this Agreement, the following terms shall have the meanings specified below:

“Distributions” means all dividends, distributions, liquidation proceeds, cash, profits, instruments and other property and payments or economic benefits or interests to which the Pledgor is entitled with respect to the Pledged Equity whether or not received by or otherwise distributed to Pledgor, whether such dividends, distributions, liquidation proceeds, cash, profits, instruments and other property and economic benefits are paid or distributed by any Pledged Entity in respect of operating profits, sales, exchanges, refinancing, condemnations or insured losses of the company’s assets, the liquidation of the company’s assets and affairs, management fees, guaranteed payments, repayment of loans, reimbursement of expenses or otherwise in respect of or in exchange for any or all of the Pledged Equity.

“Equity Interests” means (a) partnership interests (general or limited) in a partnership; (b) membership interests in a limited liability company; (c) shares or stock interests in a corporation, and (d) the beneficial ownership interests in a trust.

“Event of Default” means any “Event of Default” as defined in the Loan Agreement.

“Obligations” means the “Obligations” as defined in the Loan Agreement.

“Organizational Agreement” means the partnership agreement, limited partnership agreement, operating agreement, limited liability company agreement, articles or certificate of organization, by-laws, certificate of formation and other organizational or governing documents, as applicable, of each Pledged Entity.

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“Pledged Equity” means all Equity Interests issued by each Pledged Entity owned or held by or on behalf of Pledgor, whether beneficially or of record, and whether now owned or hereafter acquired, including all such Equity Interests described in Schedule A hereto, and all certificates, instruments and other documents, if any, representing or evidencing such Equity Interests and all interests of a Pledgor on the books and records of each Pledged Entity with respect to such Equity Interests, and all Distributions or other dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.

“Security Interest” has the meaning assigned to such term in Section 2a hereof.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

2.Security Interest.

a.Grant of Security. As security for the payment and performance in full of the Obligations and the Pledgor’s obligations under this Agreement, whether allowed or allowable as claims (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a)) (collectively, the “Secured Obligations”), Pledgor hereby grants, pledges, hypothecates, transfers and assigns to Administrative Agent, for the benefit of itself and the Lenders, a first priority (except to the extent of any Permitted Liens) and continuing lien on and security interest in (the “Security Interest”), and, in furtherance of such grant, pledge, hypothecation, transfer and assignment, hereby transfers and assigns to Administrative Agent, for the benefit of itself and the Lenders, as collateral security, all of Pledgor’s right, title, ownership, equity or other interests in and to the following, whether now owned or hereafter acquired, now existing or hereafter arising and wherever located (collectively, the “Collateral”):

(i)The legal and beneficial ownership interests in and to the Pledged Equity;

(ii)all rights, privileges, general intangibles, payments intangibles, voting rights, authority and power arising from its interest in the Pledged Equity;

(iii)the capital of the Pledgor and any and all profits, losses, Distributions, and allocations attributable to the Pledged Equity as well as the proceeds of any Distribution thereof, whether arising under the terms of any Organizational Agreement or otherwise;

(iv)all Distributions and all other payments, if any, due or to become due, to the Pledgor and all other present or future claims by Pledgor against each Pledged Entity, or in respect of the Pledged Equity, under or arising out of (i) any Organizational Agreement, (ii) monies loaned or advanced, for services rendered or otherwise, (iii) any other contractual obligations, commercial tort claims, supporting obligations, damages, insurance proceeds, condemnation awards or other amounts due to Pledgor from each Pledged Entity or with respect to the Pledged Equity;

(v)Pledgor’s claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under or arising out of the ownership of the Pledged Equity;

(vi)to the extent permitted by applicable law, Pledgor’s rights, if any, in each Pledged Entity pursuant to any Organizational Agreement, or at law, to exercise and enforce every right, power, remedy, authority, option and privilege of Pledgor relating to the Pledged Equity, including without limitation, the right to (i) execute any instruments and to take any and all other action on behalf of and in the name of Pledgor in respect of the Pledged Equity, (ii) exercise any and all voting, consent and management rights of Pledgor in or with respect to each Pledged Entity, (iii) exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval with respect to each Pledged Entity, (iv) enforce or execute any checks, or other instruments or orders of each Pledged Entity, and (v) file any claims and to take any action in connection with any of the foregoing, together with full power and authority to demand, receive, enforce or collect any of the foregoing or any property of each Pledged Entity;

(vii)all Investment Property (as such term is defined in Section 9-102 of the UCC) issued by or relating to each Pledged Entity, or otherwise relating to the Pledged Equity;

(viii)all additional Equity Interests or other property, securities, or assets now existing or hereafter acquired by Pledgor relating to each Pledged Entity, including, without limitation, as a result of any consolidation, combinations, mergers, reorganizations, acquisitions, exchange offers, recapitalizations of any type, contributions to capital, splits, spin-offs, or similar actions or the exercise of options or other rights relating to the Pledged Equity;

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(ix)all partnership certificates, member certificates, stock certificates, or any other instrument, note, chattel paper or certificate (including, without limitation, all “certificated securities” within the meaning of Section 8-102 of the UCC) (whether or not qualifying as Investment Property) representing the Pledged Equity in each Pledged Entity and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such certificates or writings, and all options and warrants for the purchase of such Equity Interests now or hereafter held in the name of Pledgor (collectively, “Certificated Securities”), and all Certificated Securities in each Pledged Entity from time to time acquired by Pledgor in any manner, and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such Certificated Securities, and all securities convertible into and options, warrants, dividends, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Certificated Securities (including all rights to request or cause the issuer thereof to register any or all of the Collateral under federal and state securities laws to the maximum extent possible under any agreement for such registration rights), and all put rights, tag-along rights or other rights pertaining to the sale or other transfer of such Collateral, together in each case with all right under any Organizational Agreements pertaining to such rights; and

(x)(i) all “proceeds” (as such term is defined in Section 9-102 of the UCC) of any or all of the foregoing (whether cash or non-cash proceeds, including insurance proceeds), (ii) whatever is receivable or received when any of the Collateral is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto and also includes all interest, dividends and other property receivable or received on account of any of the Collateral or proceeds thereof, and in any event, shall include all Distributions or other income from any of the Collateral, all collections thereon or all Distributions with respect thereto, and (iii) all proceeds, products, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the Collateral. The inclusion of proceeds in the Collateral does not authorize Pledgor to sell, dispose of or otherwise use the Collateral in any manner not specifically authorized hereby.

b.Continuing Perfection and Priority. Pledgor hereby covenants and agrees that, if at any time on or after the date hereof any asset or property acquired, owned or held by or on behalf of Pledgor that constitutes or would constitute Collateral hereunder is not subject to the Security Interest in favor of the Administrative Agent hereunder with the perfection or priority required hereby, then Pledgor shall, at its own cost and expense, promptly (i) notify Administrative Agent thereof and (ii) execute and deliver any and all agreements, instruments and other documents, and take all further action (including the filing and recording of financing statements and other documents), that may be necessary or reasonably requested by the Administrative Agent to cause such asset or property to become subject to a perfected lien and security interest in favor of the Administrative Agent hereunder (including, where applicable, perfection by establishing “sole dominion and control” under applicable law and “control” within the meaning of the UCC), with the priority required hereby.

c.Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 262(a) of Title 11 of the United States Code, or any similar provision of any other bankruptcy, insolvency, receivership or other similar law), of all Secured Obligations.

d.No Assumption of Liability. Notwithstanding anything to the contrary herein, the Security Interest is granted as security only and shall not subject the Administrative Agent to, or in any way alter or modify, any obligation or liability of Pledgor with respect to or arising out of the Pledged Equity.

3.Representations, Warranties and Covenants.

a.Representations and Warranties. Pledgor represents and warrants to the Administrative Agent, for the benefit of itself and the Lenders that:

i.Pledgor’s full and correct legal name and the address of Pledgor’s chief executive office is specified on Schedule A.

ii.Pledgor owns the applicable Equity Interests in each Pledged Entity specified next to its name on Schedule A. Pledgor has good and valid title to the Pledged Equity specified next to its name on Schedule A and all related Collateral, and Pledgor does not have any outstanding options or rights or other agreements to acquire or sell or otherwise transfer all or any portion of any Pledged Equity or other Collateral.

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iii.All actions and consents, including all filings, notices, registrations and recordings, necessary or desirable to create, perfect or ensure the priority of the Security Interest in the Pledged Equity and the other Collateral or for the exercise by the Administrative Agent of any voting or other rights provided for in this Agreement or the exercise of any remedies in respect of the Pledged Equity and the other Collateral have been made or obtained.

iv.The Pledged Equity and other Collateral of Pledgor is owned by Pledgor free and clear of any lien, security interests or other encumbrance, other than pursuant to a Permitted Lien. No Pledgor has filed or authorized the filing of (A) any financing statement or analogous document under the UCC or any other applicable laws covering the Pledged Equity or any other Collateral, or (B) any assignment in which Pledgor assigns any of the Pledged Equity or other Collateral, or any pledge agreement or similar instrument covering any of the Pledged Equity or other Collateral, with any foreign governmental authority or other office, in each case which financing statement, analogous document, assignment or other instrument, as applicable, is still in effect.

v.The Pledged Equity has been duly authorized and is validly issued.

vi.The Pledged Equity constitutes all of the issued and outstanding Equity Interests of each Pledged Entity.

vii.The pledge of the Pledged Equity and the other Collateral pursuant to this Agreement creates a valid and, upon the filing of a financing statement in accordance with the UCC, to the extent such security interest can be perfected by filing of a financing statement under the UCC, or other appropriate method, perfected security interest in the Pledged Equity and the other Collateral securing the payment and performance of the Secured Obligations. The taking possession by the Administrative Agent of the Certificated Securities (if any) described on Schedule A hereto, together with endorsed stock or unit powers duly executed in blank, will perfect the Administrative Agent’s Security Interest in all of the Pledged Equity and related Collateral evidenced by such Certificated Securities.

viii.Except for consents already obtained by Pledgor in connection with this Agreement, no consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (A) for the pledge by Pledgor of the Pledged Equity pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, (B) for the perfection or maintenance of the Security Interest created hereby or (C) for the exercise by Administrative Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Equity and other Collateral pursuant to this Agreement (except as may be required in connection with any disposition of any portion of the Pledged Equity by laws affecting the offering and sale of securities generally).

ix.There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

x.Pledgor has, independently and without reliance upon Administrative Agent, and based on such documents and information as Pledgor has deemed appropriate, and following consultation with Pledgor’s independent legal counsel, made its own credit analysis and decision to enter into this Agreement.

xi.Except as expressly provided in this Agreement or the Loan Agreement, Pledgor will not sell, convey or otherwise dispose of any of the Pledged Equity or other Collateral, nor will Pledgor create, incur or permit to exist any lien, security interest or other encumbrance with respect to any of the Pledged Equity or other Collateral.

xii.There are no contractual restrictions upon the voting rights or the transfer of the Pledged Equity.

xiii.The execution, delivery and performance hereof, and the grant of the Security Interest in the Pledged Equity and the other Collateral hereunder, to Pledgor’s knowledge, do not contravene any law, rule or regulation or any judgment, decree or order of any governmental authority or any agreement or instrument to which Pledgor is a party or by which Pledgor or any of Pledgor’s property is bound or affected or constitute a default thereunder.

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xiv.Attached hereto as Exhibit B are true, correct, and complete copies of the Organizational Agreement of each Pledged Entity. Each Organizational Agreement is in full force and effect and has not been modified or amended except as attached hereto. No Pledgor is in default of any of its obligations under the Organizational Agreements. No Pledgor shall allow any Pledged Entity to (A) amend any provision of its Organizational Agreements in any manner adverse to Administrative Agent, (B) cause any of its Equity Interests to become Certificated Securities after the date hereof to the extent such Equity Interests are not currently Certificated Securities unless Pledgor complies with the requirements of this Agreement as to such Certificated Securities, (C) dissolve, liquidate, wind-up, merge or consolidate with any other entity, (D) transfer any of its respective assets and properties to any person or entity (or otherwise) except as permitted by the Loan Documents, or (E) take any action, or refrain from taking any action, in either case, to the extent the same would constitute an Event of Default. The Organizational Agreements of each Pledged Entity provide that (A) all owners of Equity Interests therein are authorized to pledge or assign such Equity Interests to Administrative Agent, and that such pledge or assignment shall include all voting, management and control rights and is not limited to economic rights; (B) neither the exercise by Administrative Agent of any right or remedy under the Loan Documents, including, foreclosure of the Collateral, nor the transfer to Administrative Agent or its successors or assigns of title to any Collateral, shall constitute a default or breach, or give rise to any right of first refusal or option to purchase under the Organizational Agreement of each Pledged Entity; (C) until the Secured Obligations are paid in full (other than with respect to contingent indemnification obligations to the extent no claim giving rise thereto has been asserted): (1) Pledgor shall not be entitled to withdraw from any Pledged Entity or assign, encumber, or convey any interest in any Pledged Entity (except in favor of Administrative Agent pursuant to the Loan Documents); (2) [reserved]; (3) [reserved]; (4) [reserved]; and (5) upon foreclosure or other transfer of the Pledged Equity by Administrative Agent or its successors or assigns pursuant to the Loan Documents or applicable law, Administrative Agent has the right to terminate all non-member managers of each Pledged Entity.

b.Covenants and Agreements. Pledgor hereby covenants and agrees as follows:

i.Pledgor will promptly notify the Administrative Agent in writing of any change in Pledgor’s legal name, the address at which Pledgor maintains its chief executive office, maintains books or records relating to any of the Pledged Equity or Pledgor’s tax identification number. Pledgor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Pledged Equity and the other Collateral with the priority required hereby.

ii.Pledgor shall maintain, at Pledgor’s own cost and expense, such complete and accurate records with respect to the Pledged Equity as is consistent with Pledgor’s current practices, but in any event to include complete accounting records indicating all Distributions received with respect to any part of the Pledged Equity, and, at such time or times as the Administrative Agent may reasonably request (but in no event more than one time in any calendar year, unless an Event of Default has occurred and is continuing), promptly to prepare and deliver to the Administrative Agent a duly certified schedule or schedules in form and detail satisfactory to the Administrative Agent showing the identity and amount of any and all such Pledged Equity.

iii.Pledgor shall, at Pledgor’s own cost and expense, take any and all actions reasonably necessary to defend title to the Pledged Equity and the other Collateral against all persons and to defend the Security Interest in the Pledged Equity and the other Collateral and the priority thereof against any lien, security interest or other encumbrance, and in furtherance thereof, no Pledgor shall take, or permit to be taken, any action not otherwise expressly permitted by the Loan Agreement that could reasonably be expected to impair the Security Interest or the priority thereof or the Administrative Agent’s rights in or to the Pledged Equity or the other Collateral.

iv.Upon reasonable prior written notice, the Administrative Agent and such persons as the Administrative Agent may designate shall have the right, at the cost and expense of Administrative Agent (except during the continuance of an Event of Default, in which event such cost and expense shall be the sole responsibility of Pledgor), to inspect all of Pledgor’s records (and to make extracts and copies from such records) concerning the Pledged Equity and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Pledged Equity or the other Collateral.

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v.At its option after the occurrence and during the continuance of an Event of Default, Administrative Agent may discharge past due taxes, assessments, charges, fees, liens, security interests or other encumbrances at any time levied or placed on the Pledged Equity or the other Collateral, and may pay for the maintenance and preservation of the Pledged Equity or the other Collateral to the extent Pledgor fails to do so as required hereby and by the Loan Documents, and Pledgor agrees to reimburse the Administrative Agent on demand for any payment made or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing Pledgor from the performance of, or imposing any obligation on the Administrative Agent to cure or perform, any covenants or other promises of Pledgor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the Loan Documents.

vi.Pledgor shall observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Pledged Equity and the other Collateral, all in accordance with the terms and conditions thereof, and Pledgor agrees to indemnify and hold harmless the Administrative Agent from and against any and all liability to perform such conditions and obligations, except if caused by the gross negligence or willful misconduct of Administrative Agent.

vii.No Pledgor shall make, or permit to be made, an assignment, pledge or hypothecation of the Pledged Equity or the other Collateral or grant any other lien, security interest or other encumbrance in respect of the Pledged Equity or the other Collateral. No Pledgor shall make or permit to be made any transfer of the Pledged Equity or the other Collateral except as permitted by the Loan Agreement, and the Pledgor shall remain the owner, beneficially and of record, of the Pledged Equity and the other Collateral except as permitted by the Loan Agreement.

4.Pledged Equity Interests.

a.Pledged Equity; Certificated Securities. Pledgor represents and warrants that, except as otherwise specified on Schedule A hereto, none of the Pledged Equity is issued in the form of Certificated Securities. Pledgor represents and warrants that it has delivered to Administrative Agent all Certificated Securities constituting the Pledged Equity, duly indorsed in blank within the meaning of the UCC, and all such Certificated Securities have been in the physical possession of the applicable Pledgor at all times prior to such delivery to Administrative Agent. Pledgor covenants and agrees that it shall not permit each Pledged Entity to convert existing Equity Interests, or issue new Equity Interests, except in accordance with the terms hereof. Notwithstanding the foregoing, Pledgor shall promptly notify Administrative Agent if any Equity Interests with respect to each Pledged Entity (whether now owned or hereafter acquired by Pledgor) is not evidenced by a Certificated Security, and shall promptly thereafter take all actions required to perfect the security interest of Administrative Agent in such Pledged Equity under applicable law as required under Section 2. Pledgor further agrees to take such additional actions as Administrative Agent deems necessary or desirable to effect the foregoing and to permit Administrative Agent to exercise any of its rights and remedies hereunder and agrees to provide an opinion of counsel satisfactory to Administrative Agent with respect to any such pledge of Equity Interests which are not Certificated Securities promptly upon request of Administrative Agent. WITHOUT LIMITING THE EFFECT OF THE IMMEDIATELY PRECEDING CLAUSE AND SUBJECT TO SECTION 2 HEREOF, PLEDGOR HEREBY GRANTS TO ADMINISTRATIVE AGENT AN IRREVOCABLE PROXY TO, FOLLOWING THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, VOTE THE PLEDGED EQUITY AND TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED EQUITY WOULD BE ENTITLED (INCLUDING WITHOUT LIMITATION (A) GIVING OR WITHHOLDING WRITTEN CONSENTS, (B) CALLING SPECIAL MEETINGS, (C) VOTING AT SUCH MEETINGS, AND (D) VOTING AT ANY TIME OR PLACE) WITH RESPECT TO ANY ACTION, DECISION, DETERMINATION OR ELECTION BY THE PLEDGED ENTITIES OR THE HOLDERS OF THE RESPECTIVE EQUITY INTERESTS THEREIN THAT THE PLEDGED EQUITY (OR ANY NEW OR ADDITIONAL EQUITY INTEREST IN SUCH PLEDGED ENTITIES) BE, OR CEASE TO BE, A CERTIFICATED SECURITY, AND ALL OTHER MATTERS RELATED TO ANY SUCH ACTION, DECISION, DETERMINATION OR ELECTION, WHICH PROXY SHALL BE EFFECTIVE AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED EQUITY ON THE RECORD BOOKS OF THE ISSUER THEREOF BY ANY OTHER PERSON (INCLUDING THE ISSUER OF THE PLEDGED EQUITY OR ANY OFFICER OR AGENT THEREOF) AS OF THE DATE HEREOF) AND WHICH PROXY SHALL ONLY TERMINATE UPON THE CURE OF SUCH EVENT OF DEFAULT. THE PROXIES AND POWERS GRANTED BY PLEDGOR PURSUANT TO THIS AGREEMENT ARE COUPLED WITH AN INTEREST AND ARE GIVEN TO SECURE THE PERFORMANCE OF PLEDGOR’S OBLIGATIONS UNDER THIS AGREEMENT.

b.Registration in Nominee Name; Denominations. Pledgor hereby agrees that upon the occurrence and during the continuance of an Event of Default (i) the Administrative Agent shall have the right (in its sole and absolute discretion) to hold any Pledged Equity in its own name as Administrative Agent or in the name of its nominee, (ii) at the Administrative Agent’s request, Pledgor will promptly give to Administrative Agent copies of any material notices or other communications received by it with respect to any Pledged Equity registered in its name, and (iii) the Administrative Agent shall at all times have the right to exchange any certificates, instruments or other documents representing or evidencing any Pledged Equity owned or held by or on behalf of Pledgor for certificates, instruments or other documents of smaller or larger denominations for any purpose consistent with this Agreement.

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c.Pledged Equity. Pledgor shall (a) deliver to Administrative Agent any Certificated Securities representing the Pledged Equity, in form and content reasonably acceptable to Administrative Agent, duly endorsed or subscribed in blank, or accompanied by appropriate stock or unit powers or other instruments of transfer, pledge or assignment, and enter into such other arrangements as may be necessary to give control of any Investment Property to Administrative Agent within the meaning of Section 8-106 of the UCC, (b) cause each Pledged Entity to execute and deliver the Agreement and Acknowledgment to Pledge attached hereto as Exhibit A (the “Agreement and Acknowledgment”), and (c) promptly take all other actions required to perfect the security interest of Administrative Agent in the Collateral under applicable law. It is the intention of Pledgor and Administrative Agent that at all times while any Secured Obligations under the Loan Agreement remains outstanding, the Pledged Equity shall constitute Investment Property, and, to that end, Pledgor shall take, and shall cause each Pledged Entity to take, all necessary action to obtain such classification pursuant to the UCC.

d.Issuance or Acquisition of Equity Interests. No Pledgor shall, without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably require, issue or acquire any Equity Interests that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security (as defined in the UCC) governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a Securities Account (as defined in the UCC) or (v) constitutes a Security or a Financial Asset (each as defined in the UCC).

e.Voting and Distributions.

i.Unless and until an Event of Default shall have occurred and for so long as same is continuing:

(1)Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Pledged Equity, or any part thereof, for any purpose consistent with the terms of this Agreement and the other Loan Documents; provided, however, that no Pledgor will exercise any such right if the result thereof is reasonably likely to adversely affect the rights inuring to a holder of the Pledged Equity or the rights and remedies of the Administrative Agent under this Agreement or any of the other Loan Documents.

(2)Pledgor shall be entitled to receive, retain or use any cash Distributions paid on the Pledged Equity not in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, in each case, to the extent expressly permitted pursuant to the terms of the Loan Agreement.

(3)All non-cash Distributions paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other Distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Equity, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Pledged Equity or received in exchange for the Pledged Equity, or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Equity, and, if received by Pledgor, shall not be commingled with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the Lenders hereunder and shall be forthwith delivered to the Administrative Agent in the same form received (with any necessary endorsement).

ii.Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to receive and retain Distributions and to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to the above, and the obligations of the Administrative Agent in connection therewith, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

iii.All Distributions received by or on behalf of Pledgor contrary to the provisions of this Agreement or the Loan Agreement shall be held in trust for the benefit of Administrative Agent, shall be segregated from other property or funds of Pledgor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this Section shall be applied by Administrative Agent to the Secured Obligations in such order as Administrative Agent shall determine in its sole discretion.

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5.Further Assurances

Pledgor hereby covenants and agrees, at the cost and expense of Pledgor, to execute, acknowledge, deliver and/or cause to be duly filed all such further agreements, instruments and other documents (including favorable legal opinions), and take all such further actions, that are necessary to preserve, protect and perfect to the extent contemplated hereby (including without limitation as a result of any change in applicable law) the Pledged Equity and the Security Interest granted by Pledgor and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with its execution and delivery of this Agreement, the granting by Pledgor of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. In addition, to the extent permitted by applicable law, Pledgor hereby irrevocably authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Equity and the other Collateral and agrees that a photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions. Pledgor hereby further irrevocably authorizes Administrative Agent to file a record or records, including financing statements, in all jurisdictions and with all filing offices that Administrative Agent may determine, in its sole and absolute discretion, are necessary, advisable or prudent to perfect the Security Interest granted by Pledgor and agrees that such financing statements may describe the Pledged Equity and the other Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner that the Administrative Agent may determine, in its sole and absolute discretion, is necessary, advisable or prudent to perfect the Security Interest granted by Pledgor.

6.Administrative Agent Appointed Attorney-In-Fact

Pledgor hereby appoints the Administrative Agent as Pledgor’s true and lawful agent and attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest and is effective only upon the occurrence and during the continuance of an Event of Default. The Administrative Agent shall have the right, with power of substitution for Pledgor and in Pledgor’s name or otherwise, for the use and benefit of the Administrative Agent, only upon the occurrence and during the continuance of an Event of Default, (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Pledged Equity, the other Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for, and give discharges and releases of, any of such Pledged Equity or other Collateral; (iii) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on any of the Pledged Equity or the other Collateral or to enforce any rights in respect of any of such Collateral; (iv) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to any of such Pledged Equity or other Collateral; (v) to notify, or to require Pledgor to notify, issuers or obligors to make payment directly to the Administrative Agent, and (vi) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Equity or the other Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of such Pledged Equity or other Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to any of the Pledged Equity, the other Collateral or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Administrative Agent with respect to any of the Pledged Equity or the other Collateral shall give rise to any defense, counterclaim or offset in favor of Pledgor or to any claim or action against Administrative Agent. The provisions of this Section 5 shall in no event relieve Pledgor of any of its obligations hereunder or under the other Loan Documents with respect to any of the Pledged Equity or the other Collateral or impose any obligation on the Administrative Agent to proceed in any particular manner with respect to any of the Pledged Equity or the other Collateral, or in any way limit the exercise by the Administrative Agent of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, under any Loan Document, by law or otherwise.

7.Remedies Upon Default

a.Remedies Generally.

i.General Rights. If any Event of Default shall have occurred and is continuing, the Administrative Agent shall have all the rights and remedies of a secured party under the UCC or otherwise available at law or in equity and, in addition, the Administrative Agent may without being required to give any notice, (i) liquidate any of the Pledged Equity or the other Collateral for cash for application to the payment of the Secured Obligations, absolutely free of any right or claim of Pledgor of any kind. If Administrative Agent should be required by law to give any notice to Pledgor of the sale of any Pledged Equity or other Collateral, Pledgor agrees that notice mailed postage prepaid to Pledgor in accordance with Section 17 below at least ten (10) days before the sale shall be reasonable. Without limiting the generality of the foregoing, Pledgor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of any of the Pledged Equity or the other Collateral at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. At any such sale, the Pledged Equity and the other Collateral, or any portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Administrative Agent may determine. The Administrative Agent shall be irrevocably authorized at any such sale of the Pledged Equity or other Collateral (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Pledged Equity or other Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Equity or other Collateral so sold. Each such purchaser at any sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor and Pledgor waives and releases, to the extent permitted by law, any right of equity of redemption of the Pledged Equity and the other Collateral, stay or appraisal which Pledgor now has or at any time in the future may have under any rule of law or statute, now existing or hereafter enacted. Administrative Agent shall not be required to proceed against the Pledged Equity and the other Collateral in any order and Administrative Agent may proceed against any and all of the Pledged Equity and the other Collateral in any order it deems advisable in its sole discretion.

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ii.Application of Proceeds of Sale. The Administrative Agent may apply the proceeds of any collection or sale of the Pledged Equity or the other Collateral, as well as any Collateral consisting of cash, to the Secured Obligations in such order as Administrative Agent shall determine. The Administrative Agent shall have sole discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.

8.Reimbursement of Administrative Agent

In the event that Pledgor shall breach or fail to timely perform any provisions of this Agreement, Pledgor shall, immediately upon demand by Administrative Agent, pay all of Administrative Agent’s and each Lender’s reasonable and documented out-of-pocket costs and expenses (including court costs and attorneys’ fees) incurred by Administrative Agent and Lenders in the enforcement hereof or the preservation of all of Administrative Agent’s and each Lender’s rights hereunder, together with interest thereon from the date requested by Administrative Agent until the date of payment to Administrative Agent and Lenders. The covenant contained in this Section shall survive the payment and performance of the Secured Obligations.

9.Waivers; Amendment

No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent are cumulative and are not exclusive of any rights or remedies that Administrative Agent would otherwise have. No waiver of any provision of this Agreement or any other agreement or consent to any departure by Pledgor or any Pledged Entity therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances. Neither this Agreement nor any provision hereof may be waived, amended, supplemented or otherwise modified, or any departure therefrom consented to, except pursuant to an agreement or agreements in writing entered into between the Administrative Agent and Pledgor to which such waiver, amendment, supplement, modification or consent relates.

10.Security Interest Absolute

All rights of the Administrative Agent hereunder, the Security Interest and all obligations of Pledgor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any of the Loan Documents, any agreement with respect to any of the Secured Obligations, or any other agreement or instrument relating to any of the foregoing, in each case, other than this Agreement, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other waiver, amendment, supplement or other modification of, or any consent to any departure from any of the Loan Documents or any other agreement or instrument relating to any of the foregoing, (iii) any exchange, release or non-perfection of any lien on any other collateral, or any release or waiver, amendment, supplement or other modification of, or consent under, or departure from, any guaranty, securing or guaranteeing all or any of the Secured Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Secured Obligations or in respect of this Agreement, any other Loan Document, or any other agreement or instrument between Pledgor and Administrative Agent and/or any Lender other than payment in full of the Secured Obligations (other than with respect to contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).

11.Waivers; Obligations Not Waived

Pledgor waives presentment, demand of payment and protest in connection with any of the Obligations or the Note and also waives notice of acceptance of its pledge hereunder and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of Pledgor hereunder shall not be affected by (i) the failure of the Administrative Agent to assert any claim or demand or to enforce or exercise any right or remedy against Borrowers or any guarantor under the provisions of the Loan Documents, or any other document or instrument, or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of any other document or instrument, any guarantee or any other agreement (other than this Agreement) or (iii) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any Lender.

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12.Defenses Waived

Pledgor waives any defense based on or arising out of any defense of Borrowers or any guarantor of the Secured Obligations or the unenforceability of the Secured Obligations or any part thereof from any cause, or the cessation from any cause of the liability of Borrowers or any guarantor of the Secured Obligations, other than the payment in full in cash paid in full (other than with respect to contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) and full performance of the Secured Obligations. The Administrative Agent may, at its election, following the occurrence and during the continuance of an Event of Default, foreclose on any security held by it by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with any other person or exercise any other right or remedy available to it against any other person, without affecting or impairing in any way the liability of Pledgor hereunder except to the extent the Secured Obligations have been paid in full (other than with respect to contingent indemnification obligations to the extent no claim giving rise thereto has been asserted). Pursuant to applicable law, Pledgor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of Pledgor against each Pledged Entity, or any security.

13.Agreement To Pay; Subordination

Upon payment by Pledgor of any sums to the Administrative Agent, all rights of Pledgor against any other person or entity arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full of the Secured Obligations paid in full (other than with respect to contingent indemnification obligations to the extent no claim giving rise thereto has been asserted). If, notwithstanding the foregoing, any amount shall be paid to Pledgor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such debt of any other person or entity, such amount shall be held in trust for the benefit of the Administrative Agent and shall forthwith be paid to Administrative Agent to be credited against the payment of the Secured Obligations, whether matured or unmatured.

14.Information

Pledgor assumes all responsibility for being and keeping itself informed of all circumstances bearing upon the risk of nonpayment of the Secured Obligations and the nature, scope and extent of the risks that Pledgor assumes and incurs hereunder, and agrees that the Administrative Agent will not have any duty to advise Pledgor of information known to it regarding such circumstances or risks.

15.Reasonable Care

Beyond the exercise of reasonable care to assure the safe custody of the Pledged Equity while held hereunder, under no circumstances shall Administrative Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Pledged Equity or the other Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto. Administrative Agent shall not have any duty or liability to collect any sums due in respect thereof or to protect or preserve its or Pledgor’s rights pertaining thereto and shall be relieved of all responsibility for any of the Pledged Equity or the other Collateral upon surrendering the same to Pledgor.

16.Marshalling

Administrative Agent shall not be required to marshal any present or future collateral security (including, but not limited to the Pledged Equity) for, or other assurances of payment of, the Secured Obligations, or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of Administrative Agent’s rights and remedies hereunder and in respect of such security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that Pledgor lawfully may, Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of Administrative Agent’s rights under this Agreement or under any other instrument evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may, Pledgor hereby irrevocably waives the benefits of all such laws.

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17.Termination; Effectiveness

(a)Pledgor’s obligations hereunder shall terminate when all the Secured Obligations have been paid in full in cash and all other obligations performed thereunder (other than with respect to contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).

(b)This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any of the Secured Obligations as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable and documented out-of-pocket costs and expenses (including, without limitation, attorneys’ fees and disbursements) actually incurred by the Administrative Agent or any holder of the Secured Obligations in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

18.Notices

All communications and notices hereunder shall be in writing and given as provided in the Loan Agreement, in each case, at the applicable notice address specified (a) in the Loan Agreement, with respect to Administrative Agent, and (b) on Schedule A hereto (or at such other address as Pledgor may thereafter specify for such purpose in accordance with the terms of the Loan Agreement), with respect to Pledgor.

19.Binding Effect; Several Agreement; Assignments

Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of Pledgor that are contained in this Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. Notwithstanding the foregoing, no Pledgor shall have any right to assign its rights or obligations hereunder without the consent of Administrative Agent, and any such assignment in violation of this Section 18 shall be null and void.

20.Survival of Agreement; Severability

All covenants, agreements, representations and warranties made by Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Administrative Agent and shall survive the execution and delivery of hereof, regardless of any investigation made by the Administrative Agent or on its behalf, and shall continue in full force and effect until this Agreement shall terminate. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

21.Counterparts

This Agreement may be executed and delivered in any number of counterparts each of which shall constitute an original, but all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page to this Agreement by facsimile or e-mail transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

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22.Headings

Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

23.Governing Law

This Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any of the other Loan Documents and the transactions contemplated hereby shall be governed by the laws of the State of New York.

24.Submission to Jurisdiction; Venue

(a)Pledgor hereby irrevocably and unconditionally (i) agrees that any legal action, suit or proceeding arising out of or relating to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and (ii) submits to the exclusive jurisdiction of any such court in any such action, suit or proceeding. Final judgment against Pledgor in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment. Nothing in this Agreement or any other Loan Document shall affect the right of Administrative Agent to bring any action or proceeding relating to this Agreement or any other Loan Document against Pledgor, Pledged Entities or their respective properties in the courts of any jurisdiction.

(b)Pledgor irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in Section 23(a) and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

25.Waiver of Jury Trial

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge and Security Agreement as of the day and year first above written.

PLEDGOR:

DOLPHIN ENTERTAINMENT, INC.

By:/s/ Bill O’Dowd

Name:Bill O’Dowd

Title:CEO

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Signature Page to Pledge and Security Agreement

ADMINISTRATIVE AGENT:

FVP SERVICING, LLC,

as Administrative Agent

By:/s/ Keith Lee

Name:Keith Lee

Title:Manager

Signature page to Pledge and Security Agreement

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SCHEDULE A

List of Pledged Equity Interests and Pledgor Information

I.Pledgor Information

Pledgor	Pledgor Notice Address
Dolphin Entertainment, Inc.	150 Alhambra Circle, Suite 1200 Coral Gables, FL 33134 Attention: Bill O’Dowd, CEO

II.Pledged Equity Interests

Pledgor	Pledged Entity	Description of Equity Interests Owned	Percentage of Issued Equity Interests Owned	Certificated Security (Yes/No) and Certificate No. (if applicable)
Dolphin Entertainment, Inc.	Shore Fire Media, Ltd.	Shareholder Interests	100%	No
Dolphin Entertainment, Inc.	The Door Marketing Group, LLC	Membership Interests	100%	No

SA-1

EXHIBIT A

Agreement and Acknowledgment

The undersigned (each, a “Pledged Entity” and, together, “Pledged Entities”) hereby consents to the pledge of Equity Interests in each Pledged Entity as described in the Pledge and Security Agreement dated as of May 7, 2026 (as amended, modified, supplemented, extended, restated or renewed from time to time, the “Pledge Agreement”) by DOLPHIN ENTERTAINMENT, INC., as Pledgor, and FVP SERVICING, LLC, as Administrative Agent. Each Pledged Entity agrees that upon the receipt of a written notice from Administrative Agent that an Event of Default has occurred and is continuing under the Loan Agreement, such Pledged Entity shall pay all Distributions on the Pledged Equity issued by it directly to Administrative Agent. All capitalized terms used herein not otherwise defined herein shall have the meanings ascribed to such terms in the Pledge Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby represents, warrants, covenants and agrees for the benefit of Administrative Agent as follows:

1. Representations and Warranties. The undersigned represents and warrants that (a) the execution and delivery of the Pledge Agreement does not violate the undersigned’s Organizational Agreements or any other agreement to which such undersigned is a party or by which any of the property of the undersigned is bound, (b) the undersigned has not entered into a control agreement perfecting a security interest in any of the Pledged Equity Interests favor of any other party, other than pursuant to a Permitted Lien, (c) the Collateral is not subject to any security interest or lien in favor of any person or entity (or otherwise) other than Administrative Agent and has not been pledged, transferred or assigned to, and is not otherwise in the control of, any person or entity (or otherwise) other than Administrative Agent, in each case, other than pursuant to a Permitted Lien, (d) the undersigned has no present claim, right of offset, or counterclaim against Pledgor under or with respect to the Collateral or otherwise under the Organizational Agreements of the undersigned, (e) Pledgor is not in default to the undersigned or otherwise under or in respect of any of its respective obligations under the undersigned’s Organizational Agreements, and (f) all of the representations and warranties of Pledgor made in the Pledge Agreement are true, accurate and complete in all respects and, without limitation of the foregoing, the ownership of each Pledged Entity, as set forth on Schedule A to the Pledge Agreement, is true, accurate and complete in all respects.

2. Covenants and Agreements.

(a) Books and Records. The undersigned (i) shall cause all of its respective books and records to reflect the pledge of the Collateral to Administrative Agent and agrees not to consent to or to permit any transfer thereof or any other action that may be taken by Pledgor that might constitute an Event of Default so long as any of the Secured Obligations remain outstanding, and (ii) agrees that Administrative Agent and/or its representatives may, upon reasonable advance notice and at any reasonable time during normal business hours, inspect the books, records and properties of such undersigned (but in no event more than one time in any calendar year, unless an Event of Default has occurred and is continuing).

(b) UCC Matters. The undersigned confirms, agrees and acknowledges that (i) all Pledged Equity has been validly issued and is fully paid for, (ii) none of the Pledged Equity in the undersigned is, except as otherwise specified in Schedule A to the Pledge Agreement, a Certificated Security, (iii) with respect to the Pledged Equity so designated in Schedule A to the Pledge Agreement as a Certificated Security (A) such Pledged Equity is and shall continue to be evidenced by one (1) certificate issued to the Pledgor specified in Schedule A, as its sole members or shareholders, as the case may be, (B) such certificate represents and embodies all right, title and interest in and to the Pledged Equity, (C) each such original certificate that has been physically delivered to Administrative Agent, was in the physical possession of the Pledgor at all times prior to such delivery to Administrative Agent, and has been duly indorsed in blank within the meaning of the UCC, and (D) such certificate has not been modified or amended and remains in full force and effect, (iv) ownership of all Pledged Equity in the undersigned is registered in the respective books and records of the undersigned in the name of the Pledgor, in such amounts and in such manner as specified in Schedule A to the Pledge Agreement, subject only to the pledge thereof in favor of Administrative Agent as security for the Secured Obligations and Permitted Liens, (v) notwithstanding any provisions in the Organizational Agreements, Pledgor is hereby authorized and permitted to pledge, assign and grant a security interest in the Collateral in favor of Administrative Agent pursuant to the Pledge Agreement, (vi) this Agreement and Acknowledgment is intended to, and shall, provide Administrative Agent with “control” over the Collateral within the meaning of Articles 8 and 9 of the UCC, (vii) the undersigned shall comply with all instructions relating to the Collateral originated by Administrative Agent without further authorization or consent from Pledgor, the intention of such covenant being to comply with Section 8-106(c)(2) of the UCC, and (viii) no Equity Interest in the undersigned other than those held by Pledgor and specified in Schedule A to the Pledge Agreement are valid or will be recognized by the undersigned.

A-1

(c) Organizational Agreements; Additional Issuances. The undersigned shall not (i) suffer or permit its Organizational Agreements to be amended or modified in any manner adverse to Administrative Agent, or (ii) issue any additional Equity Interests (other than to Pledgor), in each case, without the prior written consent of Administrative Agent.

(d) Notices; Defaults. The undersigned shall give Administrative Agent a copy of all notices, reports or communications received or given pursuant to its Organizational Agreements promptly after the same shall have been received or contemporaneously with the giving thereof, as the case may be. The undersigned shall permit Administrative Agent the right to cure any default (beyond any applicable notice and cure periods) by Pledgor under the Organizational Agreements, and no notice of any default by Pledgor with respect to the Organizational Agreements shall be effective unless and until such notice has been received by Administrative Agent; provided, however, in no event shall Administrative Agent be obligated to cure such default. Administrative Agent shall have fifteen (15) days in excess of the amount of time to cure any such default as given to Pledgor under the Organizational Agreements, as measured from the date notice of such default has been received by Administrative Agent.

3. Events of Default; Sales of Collateral. The undersigned hereby agrees that during the continuance of an Event of Default, (a) all Distributions will be made directly to Administrative Agent, (b) Administrative Agent shall have the sole and exclusive right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral in accordance with the Pledge Agreement, (c) Administrative Agent may take any reasonable action which Administrative Agent may deem necessary for the maintenance, preservation and protection of any of the Collateral or Administrative Agent’s security interests therein, including, without limitation, the right to declare any or all Secured Obligations to be immediately due and payable without demand or notice and the right to transfer any of the Pledged Equity or other Collateral into Administrative Agent’s name or the name of any designee or nominee of Administrative Agent, (d) Administrative Agent may dispose of the Collateral in accordance with Articles 8 and 9 of the UCC and the provisions of the Pledge Agreement, in which case, notwithstanding anything to the contrary in the Organizational Agreements, (i) Administrative Agent, or its designee or assign, at its election, shall automatically be admitted as a shareholder, member or partner, as the case may be, of the undersigned and shall be entitled to receive all benefits and exercise all rights in connection therewith pursuant to the Organizational Agreements of the undersigned, (ii) the undersigned shall recognize Administrative Agent (or its designee or assign), at its election, as the successor in interest to Pledgor, and (iii) notwithstanding any provisions to the contrary in the Organizational Agreements, Administrative Agent shall not be required to pay any fees or other consideration of any type, or execute any documents, or be limited by any requirements or conditions whatsoever (regarding Distributions receivable by Administrative Agent from the undersigned, Administrative Agent’s financial condition or otherwise), other than any such requirements, if any, that are expressly set forth in the Loan Documents.

4. No Liability. Notwithstanding the security interests of Administrative Agent in the Collateral or any of its rights hereunder or under the Pledge Agreement, (a) Administrative Agent shall have no obligation or liability whatsoever for matters in connection with the Pledged Equity arising or occurring, directly or indirectly, prior to Administrative Agent’s (or its designee’s, successor’s or assign’s) becoming a shareholder, member or partner, as the case may be, of the undersigned, and (b) Administrative Agent shall not be obligated to perform any of the obligations or duties of Pledgor under any of the undersigned’s Organizational Agreements, or to take any action to collect or enforce any claim for payment due Pledgor arising thereunder.

5. Transfers. The undersigned acknowledges that the security interest of Administrative Agent in the Collateral and all of Administrative Agent’s rights and remedies under the Pledge Agreement may be freely transferred or assigned by Administrative Agent. In the event of any such transfer or assignment, all of the provisions of this Agreement and Acknowledgment shall inure to the benefit of the transferees, successors, and/or assigns of Administrative Agent. The provisions of this Agreement and Acknowledgment shall likewise be binding upon any and all permitted transferees, successors and assigns of the undersigned.

6. Further Assurances. The undersigned shall, from time to time, promptly execute and deliver such further instruments, documents and agreements, and perform such further acts as may be reasonably necessary or proper to carry out and effect the terms of the Pledge Agreement and this Agreement and Acknowledgment.

7. Reliance. This Agreement and Acknowledgment is being given to induce Administrative Agent to accept the Pledge Agreement and with the understanding that Administrative Agent will rely hereon.

8. Counterparts. This Agreement and Acknowledgment may be executed in counterparts.

9. Miscellaneous. The provisions of Sections 8, 10, 11, 17-19, 21 and 23-25 of the Pledge Agreement are hereby incorporated herein by this reference (with all references to Pledgor therein deemed to mean and refer to the undersigned).

[The remainder of this page is intentionally left blank.]

A-2

IN WITNESS WHEREOF, the undersigned has duly executed this Agreement and Acknowledgment as of the day and year first above written.

SHORE FIRE MEDIA, LTD.

By:________________

Name: Bill O’Dowd

Title: Authorized Signatory

Address for Notices:

Attention: Bill O’Dowd

150 Alhambra Circle, Suite 1200

Coral Gables, FL 33134

THE DOOR MARKETING GROUP, LLC

By:__________________:

Name: Bill O’Dowd

Title: Authorized Signatory

Address for Notices:

Attention: Bill O’Dowd

150 Alhambra Circle, Suite 1200

Coral Gables, FL 33134

A-3

Exhibit B

Organizational Agreements

[See Attached]

B1